UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-08518

                                 Gabelli Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                       Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc. Annual Report — December 31, 2019

Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class AAA Share of the Gabelli Gold Fund, Inc. rose 43.9% compared with an increase of 52.9% for the Philadelphia Gold & Silver (XAU) Index and the appreciation of 52.3% for the NYSE Arca Gold BUGS Index (HUI), respectively. Other classes of shares are available. See page 3 for additional performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with long term capital appreciation. The Fund’s investment strategy is to invest at least 80% of its net assets in equity securities of foreign and domestic issuers principally engaged in gold related activities and gold bullion. In selecting investments for the Fund, Gabelli Funds, LLC (the Adviser) focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth. Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in emerging markets.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The price of gold bullion ended 2018 at $1,517.27 per ounce. The Federal Reserve (Fed) set the stage in early 2019 for a year of tremendous financial market gain. The Fed reinforced its verbal promise not to further tighten policy by cutting short term interest rates three times in the year by 25 basis points on each occasion. In September 2019, there was a breakdown in the repo market, an obscure but critical overnight lending market worth over $2 trillion. When lending rates spiked to 10% the Fed stepped in to provide cash by purchasing Treasury Bills. In the last four months of 2019, the Fed’s balance sheet rose from $3.8 trillion to $4.2 trillion, an increase of over $400 billion. The Fed has stated that it will buy Treasury Bills at a rate of $60 billion a quarter at least until the second quarter of 2020. Despite the Fed’s continued accommodative monetary policy, economic growth was sluggish. The manufacturing sector has been weak as capital investment remained depressed largely in reaction to trade uncertainties.

The largest contributor to performance in 2019 was Wesdome Gold Mines Ltd. (6.4% of net assets as of December 31, 2019), a mining, exploration, and development company based in Toronto, Ontario that saw increased mining production. Detour Gold Corp. (4.4%), a gold producer engaged in the exploration, development, and operation of gold and mineral activities, benefitted from an announced acquisition by Kirkland Lake Gold. Agnico Eagle Mines Ltd. (7.0%), engaged in the exploration, development, and production of mineral properties in Canada, Mexico, and Finland, saw increased gold production with two new projects commencing operations.

Detractors from the portfolio were OceanaGold Corp. (0.7%), a company engaged in the exploration, development, and operation of mineral properties that suffered from increased production costs. Fresnillo plc (1.5%), a developer and producer of non-ferrous minerals in Mexico, faced decreased production throughout the year. Golden Queen Mining Consolidated Ltd. (0.1%), a holding company, underperformed due to decreased production at its mining operation in southern California.

Thank you for your investment in the Gabelli Gold Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)					Since Inception (7/11/94)
	1 Year	5 Year	10 Year	15 Year
Class AAA (GOLDX)	43.94%	10.45%	(1.62)%	4.84%	4.91%
Philadelphia Gold & Silver Index (XAU)	52.88	10.10	(3.32)	1.62	1.03	(b)
NYSE Arca Gold Miners Index (GDM)	41.42	11.11	(3.19)	2.20	1.88	(c)
NYSE Arca Gold BUGS Index (HUI)	52.31	9.04	(4.59)	1.77	1.77	(d)
Lipper Precious Metals Fund Classification	40.31	8.85	(3.43)	3.39	2.73
Standard & Poor’s (“S&P”) 500 Index (SPX)	31.49	11.70	13.56	9.00	10.19
Class A (GLDAX)	43.90	10.44	(1.59)	4.86	4.92
With sales charge (e)	35.62	9.14	(2.17)	4.44	4.68
Class C (GLDCX)	42.83	9.61	(2.35)	4.06	4.39
With contingent deferred sales charge (f)	41.83	9.61	(2.35)	4.06	4.39
Class I (GLDIX)	44.33	10.72	(1.37)	5.05	5.03

In the current prospectuses dated April 30, 2019, the expense ratios for Class AAA, A, C, and I Shares are 1.55%, 1.55%, 2.30%, and 1.30%, respectively. See page 11 for the expense ratios for the year ended December 31, 2019. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to the lower expenses related to this class of shares.The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The NYSE Arca Gold BUGS Index is a modified equal-dollar weighted index of companies involved in major gold mining. It was designed to give investors significant exposure to near term movements in gold prices by including companies that do not hedge their gold production beyond one-and-a-half years. The Lipper Precious Metals Fund Classification reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Philadelphia Gold & Silver Index since inception performance results are as of June 30, 1994.

(c)   NYSE Arca Gold Miners Index since inception performance results are as of June 30, 1994.

(d)  There are no data available for the NYSE Arca Gold BUGS Index prior to December 16, 1994.

(e)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f) Assuming payment of the 1% maximum contingent deferred sales change imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI GOLD FUND, INC. (CLASS AAA SHARES), LIPPER PRECIOUS METALS FUND

CLASSIFICATION, XAU INDEX, AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Gold Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,182.70	1.52%	$ 8.36
Class A	$1,000.00	$1,182.70	1.51%	$ 8.31
Class C	$1,000.00	$1,178.80	2.27%	$12.47
Class I	$1,000.00	$1,183.90	1.27%	$ 6.99
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.54	1.52%	$ 7.73
Class A	$1,000.00	$1,017.59	1.51%	$ 7.68
Class C	$1,000.00	$1,013.76	2.27%	$11.52
Class I	$1,000.00	$1,018.80	1.27%	$ 6.46

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

Gabelli Gold Fund, Inc.

North America	73.9%
Asia/Pacific Rim	17.1%
Europe	4.5%
South Africa	3.2%

Latin America	1.2%
U.S. Government Obligations	0.0%*
Other Assets and Liabilities (Net)	0.1%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS — 99.7%
	Metals and Mining — 99.7%
	Asia/Pacific Rim — 17.1%
551,689	Castile Resources Pty Ltd.†(a)	$ 0	$ 0
1,500,000	Evolution Mining Ltd.	3,404,440	3,999,972
5,500,000	Gold Road Resources Ltd.†	2,956,197	5,171,894
727,079	Newcrest Mining Ltd.	13,823,135	15,435,887
1,126,227	Northern Star Resources Ltd.	1,758,978	8,938,623
7,500,000	Pantoro Ltd.†	1,032,450	815,784
3,745,000	Perseus Mining Ltd., Australia†	975,234	3,048,540
4,450,000	Perseus Mining Ltd., Toronto†	3,579,845	3,563,975
10,989,011	RTG Mining Inc., CDI†	1,202,183	732,596
2,891,042	Saracen Mineral Holdings Ltd.†	1,491,242	6,715,285
2,506,756	Westgold Resources Ltd.†	3,109,960	4,028,373

		33,333,664	52,450,929

	Europe — 4.5%
2,399,000	Centamin plc	2,421,902	4,035,725
1,803,054	Condor Gold plc†	1,278,086	465,726
560,500	Fresnillo plc	4,647,712	4,753,121
1,497,709	Hochschild Mining plc	2,475,622	3,630,497
3,000,000	Hummingbird Resources plc†	1,082,952	844,438

		11,906,274	13,729,507

	Latin America — 1.2%
200,000	Endeavour Mining Corp., Toronto†	3,722,390	3,778,060

	North America — 73.7%
347,432	Agnico Eagle Mines Ltd.	5,513,031	21,405,285
875,000	Alacer Gold Corp.†	2,003,472	4,649,417
1,287,675	Alamos Gold Inc., New York, Cl. A	7,440,438	7,751,803
975,250	Alamos Gold Inc., Toronto, Cl. A	4,902,484	5,880,565
2,374,650	B2Gold Corp.	7,170,270	9,527,493
1,313,275	Barrick Gold Corp.	1,588,141	24,413,782
2,100,000	Belo Sun Mining Corp.†	1,324,804	824,766
52,700	Contango ORE Inc.†(b)(c)	1,045,007	764,150
55,000	Contango ORE Inc., New York†	1,090,615	797,500
700,000	Detour Gold Corp.†	8,534,233	13,552,039
300,000	Equinox Gold Corp.†	1,991,137	2,307,959
400,000	Fortuna Silver Mines Inc.†	1,957,232	1,632,000
214,700	Franco-Nevada Corp.(c)	5,890,415	22,170,208
949,500	Golden Queen Mining Consolidated Ltd., Cl. H†(d)	2,402,541	142,584
283,000	Golden Queen Mining Consolidated Ltd., New York, Cl. H†(d)	1,339,295	41,035
725,000	K92 Mining Inc.†	930,381	1,607,947
145,000	Kirkland Lake Gold Ltd.	954,584	6,391,591
95,533	MAG Silver Corp.†(c)	1,000,231	1,131,111
85,000	MAG Silver Corp., Toronto†	676,220	1,004,120
500,000	Maverix Metals Inc.	1,512,732	2,545,146

Shares		Cost	Market Value
2,950,000	Midas Gold Corp.†	$1,240,620	$1,431,212
541,917	Newmont Goldcorp Corp.	20,948,177	23,546,294
200,000	Northern Dynasty Minerals Ltd., New York†	362,780	85,600
1,672,000	Northern Dynasty Minerals Ltd., Toronto†	820,750	721,050
99,226	O3 Mining Inc.†	221,578	217,777
1,020,850	OceanaGold Corp.	3,509,240	2,004,672
291,860	Osisko Gold Royalties Ltd.	3,595,347	2,836,451
75,000	Pan American Silver Corp.	1,031,810	1,776,750
565,000	Pretium Resources Inc.†	4,659,916	6,288,450
47,000	Royal Gold Inc.	3,456,520	5,745,750
600,000	SEMAFO Inc.†(c)	2,215,712	1,247,545
300,000	SilverCrest Metals Inc.†	1,769,150	2,022,000
250,000	SSR Mining Inc.†	3,930,810	4,815,000
850,000	Teranga Gold Corp.†	3,079,681	4,595,125
112,000	Teranga Gold Corp., Cl. R†	431,755	595,125
160,000	Torex Gold Resources Inc.†	2,638,808	2,528,359
50,000	Torex Gold Resources Inc., Toronto†(c)	543,060	790,112
213,333	Victoria Gold Corp.†	1,552,559	1,396,427
2,491,000	Wesdome Gold Mines Ltd.†	3,130,402	19,509,045
525,000	Wheaton Precious Metals Corp., New York	10,757,924	15,618,750

		129,163,862	226,311,995

	South Africa — 3.2%
260,000	AngloGold Ashanti Ltd., ADR	4,670,014	5,808,400
200,000	Harmony Gold Mining Co. Ltd.†	300,271	731,115
900,000	Harmony Gold Mining Co. Ltd., ADR†	2,156,720	3,267,000

		7,127,005	9,806,515

	TOTAL COMMON STOCKS	185,253,195	306,077,006

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
	Asia/Pacific Rim — 0.0%
551,689	Castile Resources Pty Ltd., expire 01/10/20†(a)	0	0

	WARRANTS — 0.2%
	Metals and Mining — 0.2%
	Europe — 0.0%
251,163	Condor Gold plc, expire 03/22/20†(b)(c)	33,892	0

	North America — 0.2%
125,000	Maverix Metals Inc., expire 12/23/21†	199,678	491,454

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	WARRANTS (Continued)
	Metals and Mining (Continued)
	North America (Continued)
1,222,000	Northern Dynasty Minerals Ltd., expire 06/15/21†	$0	$209,225

		199,678	700,679

	TOTAL WARRANTS	233,570	700,679

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.0%
$ 140,000	U.S. Treasury Bill, 1.540%††, 03/19/20	139,535	139,558

	TOTAL INVESTMENTS — 99.9%	$185,626,300	306,917,243

	Other Assets and Liabilities (Net) — 0.1%		241,773

	NET ASSETS — 100.0%		$307,159,016

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

At December 31, 2019, the Fund held investments in restricted and illiquid securities amounting to $764,150 or 0.25% of net assets, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/19 Carrying Value Per Share
52,700	Contango ORE Inc.	10/17/17	$1,045,007	$14.5000
251,163	Condor Gold plc warrants, expire 03/22/20	03/26/18	$33,892	$0.0000
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CDI	CHESS (Australia) Depository Interest

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $181,884,464)	$306,733,624
Investments in affiliates, at value (cost $3,741,836)	183,619
Cash	8,412
Receivable for Fund shares sold	1,255,048
Prepaid expenses	34,382
Dividends receivable	20,220

Total Assets	308,235,305

Liabilities:
Payable for Fund shares redeemed	628,894
Payable for investment advisory fees	243,446
Payable for distribution fees	41,500
Payable for accounting fees	11,250
Other accrued expenses	151,199

Total Liabilities	1,076,289

Net Assets (applicable to 18,313,147 shares outstanding)	$307,159,016

Net Assets Consist of:
Paid-in capital	$270,185,283
Total distributable earnings	36,973,733

Net Assets	$307,159,016

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($140,324,717 ÷ 8,404,355 shares outstanding; 375,000,000 shares authorized)	$16.70
Class A:
Net Asset Value and redemption price per share ($16,545,691 ÷ 988,984 shares outstanding; 250,000,000 shares authorized)	$16.73
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$17.75
Class C:
Net Asset Value and offering price per share ($13,110,247 ÷ 854,911 shares outstanding; 125,000,000 shares authorized)	$15.34	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($137,178,361 ÷ 8,064,897 shares outstanding; 125,000,000 shares authorized)	$17.01

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $155,366)	$3,073,042
Interest	19,311

Total Investment Income	3,092,353

Expenses:
Investment advisory fees	2,650,158
Distribution fees - Class AAA	316,346
Distribution fees - Class A	42,727
Distribution fees - Class C	113,201
Shareholder services fees	209,312
Directors’ fees	109,000
Shareholder communications expenses	98,834
Legal and audit fees	77,213
Registration expenses	75,579
Custodian fees	64,582
Interest expense	61,539
Accounting fees	45,000
Miscellaneous expenses	56,296

Total Expenses	3,919,787

Net Investment Loss	(827,434)

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	19,434,384
Net realized loss on investments - affiliated	(425,336)
Net realized loss on foreign currency transactions	(3,709)

Net realized gain on investments and foreign currency transactions	19,005,339

Net change in unrealized appreciation/depreciation:
on investments	79,901,427
on foreign currency translations	108

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	79,901,535

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	98,906,874

Net Increase in Net Assets Resulting from Operations	$98,079,440

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$(827,434)	$(998,692)
Net realized gain/(loss) on investments and foreign currency transactions	19,005,339	(24,508,162)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	79,901,535	(21,896,819)

Net Increase/(Decrease) in Net Assets Resulting from Operations	98,079,440	(47,403,673)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(1,151,887)	(373,451)
Class A	(127,858)	(59,743)
Class C	(35,447)	—
Class I	(1,406,066)	(562,105)

Total Distributions to Shareholders	(2,721,258)	(995,299)

Capital Share Transactions:
Class AAA	(17,425,166)	(19,492,063)
Class A	(8,306,863)	(3,916,018)
Class C	(1,140,153)	(2,748,483)
Class I	7,993,173	(1,498,057)
Class T*	—	(800)

Net Decrease in Net Assets from Capital Share Transactions	(18,879,009)	(27,655,421)

Redemption Fees	11,948	6,044

Net Increase/(Decrease) in Net Assets	76,491,121	(76,048,349)
Net Assets:
Beginning of year	230,667,895	306,716,244

End of year	$307,159,016	$230,667,895

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)	Portfolio Turnover Rate
Class AAA
2019	$11.70	$(0.05)	$ 5.19	$ 5.14	$(0.14)	$(0.14)	$0.00	$16.70	43.9%	$140,325	(0.38)%	1.55%	16%
2018	13.78	(0.05)	(1.99)	(2.04)	(0.04)	(0.04)	0.00	11.70	(14.8)	111,950	(0.44)	1.56	6
2017	13.04	(0.10)	0.91	0.81	(0.07)	(0.07)	0.00	13.78	6.2	154,640	(0.69)	1.52(d)	13
2016	8.69	(0.03)	4.66	4.63	(0.28)	(0.28)	0.00	13.04	53.5	160,659	(0.23)	1.51(d)	14
2015	10.57	(0.06)	(1.82)	(1.88)	—	—	0.00	8.69	(17.8)	93,630	(0.62)	1.62(e)	18
Class A
2019	$11.72	$(0.04)	$ 5.18	$ 5.14	$(0.13)	$(0.13)	$0.00	$16.73	43.9%	$ 16,546	(0.31)%	1.55%	16%
2018	13.80	(0.05)	(1.99)	(2.04)	(0.04)	(0.04)	0.00	11.72	(14.8)	17,840	(0.44)	1.56	6
2017	13.07	(0.11)	0.92	0.81	(0.08)	(0.08)	0.00	13.80	6.2	25,551	(0.76)	1.52(d)	13
2016	8.71	(0.02)	4.67	4.65	(0.29)	(0.29)	0.00	13.07	53.5	16,006	(0.12)	1.51(d)	14
2015	10.60	(0.06)	(1.83)	(1.89)	—	—	0.00	8.71	(17.8)	6,590	(0.61)	1.62(e)	18
Class C
2019	$10.77	$(0.14)	$ 4.75	$ 4.61	$(0.04)	$(0.04)	$0.00	$15.34	42.8%	$ 13,110	(1.11)%	2.30%	16%
2018	12.73	(0.13)	(1.83)	(1.96)	—	—	0.00	10.77	(15.4)	10,339	(1.19)	2.31	6
2017	12.08	(0.19)	0.84	0.65	—	—	0.00	12.73	5.4	15,657	(1.44)	2.27(d)	13
2016	8.07	(0.11)	4.33	4.22	(0.21)	(0.21)	0.00	12.08	52.5	15,748	(0.83)	2.26(d)	14
2015	9.90	(0.13)	(1.70)	(1.83)	—	—	0.00	8.07	(18.5)	5,466	(1.37)	2.37(e)	18
Class I
2019	$11.91	$(0.02)	$ 5.30	$ 5.28	$(0.18)	$(0.18)	$0.00	$17.01	44.3%	$137,178	(0.16)%	1.30%	16%
2018	14.04	(0.02)	(2.04)	(2.06)	(0.07)	(0.07)	0.00	11.91	(14.7)	90,539	(0.19)	1.31	6
2017	13.29	(0.07)	0.93	0.86	(0.11)	(0.11)	0.00	14.04	6.5	110,867	(0.46)	1.27(d)	13
2016	8.85	0.03	4.73	4.76	(0.32)	(0.32)	0.00	13.29	54.0	86,140	0.20	1.26(d)	14
2015	10.74	(0.04)	(1.85)	(1.89)	—	—	0.00	8.85	(17.6)	36,063	(0.37)	1.37(e)	18

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during all years presented. For the years ended December 31, 2019, 2018, 2016, and 2015, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.53%, 1.55%, 1.50%, and 1.62% (Class AAA and Class A), 2.28%, 2.30%, 2.25%, and 2.36%, (Class C), 1.28%, 1.30%, 1.25%, and 1.36% (Class I), respectively. For the year ended December 31, 2017, the effect of interest expense was minimal.

(d)

During the years ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursements (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 1.43% (Class AAA and Class A), 2.18% (Class C), and 1.18% (Class I). The 2017 reimbursement had no effect on the expense ratio.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1. Organization. Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland and commenced investment operations on July 11, 1994. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is long term capital appreciation.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case the securities will be fair valued as determined by the Board. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Asia/Pacific Rim	$ 37,015,042	$15,435,887	$ 0	$ 52,450,929
Europe	13,729,507	—	—	13,729,507
Latin America	3,778,060	—	—	3,778,060
North America	225,521,883	790,112	—	226,311,995
South Africa	9,806,515	—	—	9,806,515
Total Common Stocks	289,851,007	16,225,999	0	306,077,006
Rights	—	—	0	0
Warrants:
Metals and Mining
Europe	—	0	—	0
North America	—	700,679	—	700,679
Total Warrants	—	700,679	—	700,679
U.S. Government Obligations	—	139,558	—	139,558
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$289,851,007	$17,066,236	$ 0	$306,917,243

The Fund did not have any transfers into or out of Level 3 during the year ended December 31, 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2019, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund.

As of December 31, 2019 and 2018, the tax character of distributions paid was ordinary income.

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Distributions paid from:
Ordinary income	$2,721,258	$995,299

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,168,837
Accumulated capital loss carryforwards	(76,654,274)
Net unrealized appreciation on investments and foreign currency translations	112,459,170

Total	$36,973,733

At December 31, 2019, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

character as either short term or long term capital losses. For the year ended December 31, 2019, the Fund utilized $15,757,657 in Capital Loss Carryovers.

Short term capital loss carryforward with no expiration	$8,155,027
Long term capital loss carryforward with no expiration	68,499,247

Total capital loss carryforwards	$76,654,274

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to mark-to-market adjustments on investments in passive foreign investment companies and deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$194,458,142	$134,304,247	$(21,845,146)	$112,459,101

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser,

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $43,181,733 and $68,070,127, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Fund paid $400 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. During the year ended December 31, 2019, the Distributor retained a total of $18,346 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2019 was $1,219,014 with a weighted average interest rate of 3.70%. The maximum amount borrowed at any time during the year ended December 31, 2019 was $11,398,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	2,939,680	$40,736,178	2,425,047	$29,281,262
Shares issued upon reinvestment of distributions	68,945	1,123,112	31,244	363,681
Shares redeemed	(4,172,949)	(59,284,456)	(4,109,244)	(49,137,006)

Net decrease	(1,164,324)	$(17,425,166)	(1,652,953)	$(19,492,063)

Class A
Shares sold	410,834	$5,921,849	195,766	$2,361,864
Shares issued upon reinvestment of distributions	7,006	114,401	4,858	56,641
Shares redeemed	(951,123)	(14,343,113)	(529,475)	(6,334,523)

Net decrease	(533,283)	$(8,306,863)	(328,851)	$(3,916,018)

Class C
Shares sold	283,777	$3,848,733	150,852	$1,725,469
Shares issued upon reinvestment of distributions	2,088	31,253	—	—
Shares redeemed	(391,134)	(5,020,139)	(420,204)	(4,473,952)

Net decrease	(105,269)	$(1,140,153)	(269,352)	$(2,748,483)

Class I
Shares sold	3,675,032	$52,968,632	4,761,327	$58,475,598
Shares issued upon reinvestment of distributions	79,190	1,314,550	44,587	528,799
Shares redeemed	(3,288,614)	(46,290,009)	(5,105,116)	(60,502,454)

Net increase/(decrease)	465,608	$7,993,173	(299,202)	$(1,498,057)

Class T*
Shares redeemed	—	—	(73)	$(800)

Net decrease	—	—	(73)	$(800)

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

10. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2019 is set forth below:

	Beginning Shares	Shares Exchanged*	Shares Sold/ Reduced		Ending Shares	Realized Gain/ (Loss)	Value at December 31, 2019	Change in Unrealized Depreciation	Percent Owned of Shares Outstanding
Common Stocks
Golden Queen Mining Consolidated Ltd., Cl. H†	9,560,000	—	(8,610,500	)**	949,500	$27,254	$142,584	$(564,115)	7.02%
Golden Queen Mining Consolidated Ltd., New York, Cl. H†	1,900,000	1,500,000	(3,117,000	)***	283,000	(195,749)	41,035	(574,492)	2.09%
Golden Queen Mining Consolidated Ltd., New York, 144a****	1,500,000	(1,500,000)	—		—	—	—	—	—
Warrants
Golden Queen Mining Co. Ltd., expire 08/03/19****	475,000	—	(475,000)		—	(202,333)	—	—	—

Total						$(425,336)	$183,619	$(1,138,607)

†	Non-income producing security.
*	During the year ended December 31, 2019, the Fund converted the 144a shares of Golden Queen Mining to the Golden Queen Mining New York shares.
**	Includes a reduction of 8,604,000 shares resulting from a 1 for 10 reverse stock split.
***	Includes a reduction of 2,547,000 shares resulting from a 1 for 10 reverse stock split.
****	Security is no longer held at December 31, 2019.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Gabelli Gold Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gabelli Gold Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTOR[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 1994	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 80	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 84	Since 1994	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 79	Since 1994	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[7] Director Age: 85	Since 1994	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[8] Director Age: 74	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of TransLux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

Daniel E. Zucchi Director Age: 79	Since 1994	3	President of Zucchi Inc. (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009)

Gabelli Gold Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For Officers, includes time served in other officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Fund Complex.
[7]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[8]

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the 1934 Act). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Gabelli Gold Fund, Inc.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.1378, $0.1317, $0.0419, and $0.1757 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2019, 16.44% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 75.79% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.24% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year ended 2019, the Fund passed through foreign tax credits of $0.0086, $0.0086, $0.0086, and $0.0086 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2019 which was derived from U.S. Treasury securities was 0.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Daniel E. Zucchi

President,

Daniel E. Zucchi Associates

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q419AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,200 for 2018 and $32,200 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2018 and $3,800 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6,527 for 2018 and $6,270 for 2019. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $43,421 for 2018 and $53,598 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 6, 2020

* Print the name and title of each signing officer under his or her signature.